                                                                  EXHIBIT 23.14

                         INDEPENDENT AUDITOR'S CONSENT

  We consent to the use in this Registration Statement of United Rentals, Inc. on Form S-4 of our report dated February 26, 1998, on our audit of the Financial Statements of Industrial Lift, Inc., as of December 31, 1997 and for the year then ended.

  We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ Schalleur & Surgent, LLC

September 9, 1998